Exhibbit 10.3

                           CONVERTIBLE LOAN AGREEMENT

THIS CONVERTIBLE LOAN AGREEMENT made as of the 27th day of January, 2012 (the "Effective Date").

BETWEEN:

               PFN HOLDINGS a Nevada company

               (hereinafter referred to as the "COMPANY")

AND:

               RIGHT POWER SERVICES LTD., a BVI company

               (hereinafter referred to as the "LENDER")

AND

               WEB WIZARD, INC, a publicly traded Nevada company

               (hereinafter referred to as the "PUBCO")

WHEREAS:

A. Lender desires to loan funds to the Company pursuant to the terms of this Agreement in the principal amount of $5,000 (the "LOAN");

B. The Loan is convertible (the "CONVERSION") into securities of the Pubco consisting of common shares of the Pubco (the "SHARES") at $0.75 per share;

C. The Lender understands and acknowledges to the Company that this Agreement is being made pursuant to an exemption (the "EXEMPTION") from registration provided by Section 4(2) of the United States Securities Act of 1933, as amended (the "SECURITIES ACT") and Rule 903 of Regulation S of the Securities Act for the private offering of securities; and

D. The Company desires to borrow funds from Lender on the terms and conditions set forth in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged by each of the parties hereto, the parties hereto covenant and agree each with the other (the "AGREEMENT") as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE LENDER

1.1 The Lender represents and warrants to, and covenants and agrees with the Company and the Pubco that:

     (a) the Lender makes the Loan to the Company and acquires the Shares and Conversion Right (both as defined herein) in reliance upon the Exemption from registration provided by Section 4(2) of the Securities Act and Rule 903 of Regulation S of the Securities Act for the private offering of securities;

     (b) the Lender is eligible to make the Loan to the Company and acquire the Shares and Conversion Right in the Pubco under Regulation S, and all statements set forth in the Declaration of Regulation S Eligibility, attached hereto as 0, are true and correct and may be relied upon by the Company; further, all information, representations and warranties contained in this Agreement, or that have been otherwise given to the Company, are correct and complete as of the date hereof, and may be relied upon by the Company;

     (c) the Lender is aware of the significant economic and other risks involved in making the Loan to the Company and in acquiring the Shares and acquiring and/or exercising the Conversion Right;

     (d) the Lender has consulted with its own securities advisor as to its eligibility to acquire the Shares and acquire and/or exercise the Conversion Right under the laws of its home jurisdiction and acknowledges that the Company has made no effort and takes no responsibility for the consequences to the Lender as a non-U.S.
          investor acquiring the Shares and this Conversion right and, in particular, in purchasing U.S.-based securities upon exercise, if any, of the Conversion Right;

     (e) no federal or state agency has passed upon, or make any finding or determination as to the fairness of this investment, and that there have been no federal or state agency recommendations or endorsements of the investment made hereunder;

     (f)  the Lender acknowledges that:

          (i) there are substantial restrictions on the sale or transferability of any Shares acquired upon exercise of the Conversion Right and understands that, although the Company is a reporting company, the Lender is, upon acquiring the Shares upon exercising the Conversion Rights, and is purchasing unregistered securities;

          (ii) the Lender may not be able to liquidate this investment in the event of any financial emergency and will be required to bear the economic risk of this investment for a lengthy or even indefinite period of time;

          (iii)the Company is not contractually obligated to register under the Securities Act any Shares acquired upon an exercise of the Conversion Right; and

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
          (iv) any Shares acquired by the Lender upon exercise of the Conversion Right may never be sold or otherwise transferred without registration under the Securities Act, unless an exemption from registration is available.

     (g) the Lender, alone or with its advisor, has enough knowledge and experience in financial and business matters to make it capable of evaluating the merits and risks of investing in the Company;

     (h) the Lender makes the Loan to the Company and acquires the Shares and the Conversion Right as principal for its own account and not for the benefit of any other person;

     (i) the Lender understands that any certificates representing any Shares or any Shares acquired by the Lender upon exercise of the Conversion Right will have a resale legend on them that will read substantially as follows:

          THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

          NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

     (j) the Lender has good and sufficient right and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement on the terms and conditions contained herein.

1.2 The representations, warranties, covenants and agreements of and by the Lender contained in, or delivered pursuant to, this Agreement shall be true at and as of the Effective Date and shall remain in full force and effect throughout the term of this Agreement.

2.   THE LOAN AND CONDITIONS PRECEDENT

2.1 Subject to the terms of this Agreement, the Lender hereby agrees to loan to the Company, and the Company hereby agrees to borrow from the Lender US$5,000.

2.2 Immediately following the execution of this Agreement, upon demand by the Company, the Lender shall deliver to the Company the Loan amount certified

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
     cheque or money order made payable to the Company, or by wire transfer to the Company's bank account or to the Company's solicitors (the "ADVANCEMENT DATE").

2.3 The Loan shall not bear interest as long as an asset acquisition agreement entered into by the Company and the Pubco on the same date as this Convertible Loan agreement (the "Asset Acquisition Agreement") is effective.

     (a) If the parties close the Asset Acquisition Agreement, the Lender shall exercise its rights of Conversion in respect of the total outstanding amount of the Loan into Shares of the Pubco (the "CONVERSION RIGHT") at $0.75 per share (the "CONVERSION RATE"). Splits or consolidations of the Company's common stock shall have no effect on the Conversion Rate; or

     (b) If the Asset Acquisition Agreement is not closed within 6 months of the Advancement Date, and if such inability to close the Asset Acquisition Agreement is not due to negligence, inaction or omission of the Lender or Pubco, the loan shall bear interest of 10% per annum.

2.4 Unless repaid or converted earlier, the Loan and accrued and unpaid Interest shall be payable in full by 5:00 p.m. local time in the state of California, two years from the Advancement Date (the "DUE DATE"). If such day falls on a Sunday or statutory holiday, then by 5:00 p.m. local time in Florida, on the first business day after the Due Date.

2.5 Within ten (10) days of Notice by the Lender exercising its Conversion Rights hereunder, the Company shall deliver a Share Certificate to the Lender representing the number of Shares acquired by the Lender pursuant to the Conversion Rate set out in subparagraph 2.6 of this Agreement.

3.   REGULATION S ELIGIBILITY

3.1 In order to ensure eligibility to receive the Shares, the Lender must provide the Declaration attached hereto as 0.

4.   COVENANTS AND AGREEMENTS OF THE LENDER

4.1 The Lender covenants and agrees with the Company that the Lender shall not make demand for payment of the Loan prior to the Due Date, except as otherwise required herein, unless the Loan has become due and payable in accordance with the provisions of this Agreement.

5.   DEFAULT

5.1  If one or more of the following events shall occur, namely:

     (a) the Company fails to pay any Interest or Principal amounts when due and fails to repay the Loan on the Due Date;

     (b) the Company makes an assignment for the benefit of its creditors or files a petition in bankruptcy or is adjudicated insolvent or bankrupt or petitions or applies to any tribunal for any receiver, receiver manager, trustee, liquidator or sequestrator of or for the Company or any of the Company's assets or undertaking, or the Company makes a

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
          proposal or compromise with its creditors or if an application or a petition similar to any of the foregoing is made by a third party creditor and such application or petition remains unstayed or undismissed for a period of thirty (30) days;

     (c) an order of execution against any of the Company's assets remains unsatisfied for a period of ten (10) days;

     (d) the Company fails to observe and comply with any material term, condition or provision of this Agreement or any other agreement or document delivered hereunder, and such failure continues unremedied for a period of thirty (30) days;

     (e) any representations, warranties, covenants or agreements contained in this Agreement or any document delivered to the Lender hereunder are found to be untrue or incorrect as at the date thereof; or

     (f)  any  lender  (including  the  Lender)  of  any  mortgage,   charge  or
          encumbrance  on any of  the  Company's  assets  and  undertaking  does
          anything   to  enforce  or  realize  on  such   mortgage,   charge  or
          encumbrance;

          then the Loan and all accrued Interest to the date of such default shall, at the option of the Lender, immediately become due and payable without presentment, protest or notice of any kind, all of which are waived by the Company.

6.   GENERAL

6.1  For the purposes of this Agreement, time is of the essence.

6.2 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Agreement be reasonably required to carry out the full intent and meaning of this Agreement.

6.3 This Agreement shall be construed in accordance with the laws of the State of California.

6.4 This Agreement may be assigned by the Lender subject to any assignee making requisite representations to meet applicable securities law exemptions; this Agreement may not be assigned by the Company.

6.5 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

6.6 All notices, requests, demands or other communications hereunder shall be in writing and shall be "deemed delivered" to a party on the date it is hand delivered to such party's address first above written, or to such other address as may be given in writing by the parties hereto.

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
IN WITNESS WHEREOF the parties have hereunto set their hands effective as of the date first above written.

PFN HOLDINGS


Per: /s/ Marc Lasky
    -------------------------------
    Authorized Signatory

RIGHT POWER SERVICES LTD.


Per: /s/ Alice Tse
    -------------------------------
    Authorized Signatory

WEB WIZARD, INC.


Per: /s/ Ya Tang Chao
    -------------------------------
    Authorized Signatory

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
                                   SCHEDULE A

                     DECLARATION OF REGULATION S ELIGIBILITY

Regulation S of the Securities Act is available for the use of non-U.S. Persons only. This Declaration must be answered fully and returned to WEB WIZARD, INC., with your subscription agreement to ensure the Company and the Pubco is in compliance with the Securities Act. All information will be held in the strictest confidence and used only to determine investor status. No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the company or its affiliates, controlling persons, officers, directors, partners, employees, attorneys or agents.

I, _________________________________, HEREBY AFFIRM AND DECLARE THAT:

1.   I am not a resident of the United States of America.

2. I am not purchasing securities for the benefit of a resident of the United States of America.

3. I am not purchasing securities in the name of a company incorporated in the United States of America or for the benefit of a company incorporated in the United States of America.

4. I am not purchasing securities in my capacity as Trustee for a U.S.-based Trust.

5. I am not purchasing securities in my capacity as the Executor or Administrator of the Estate of a U.S. resident.

6. I am not a U.S. resident purchasing securities through a brokerage account located outside of the United States of America, nor am I using a non-U.S. brokerage account to purchase securities for the benefit of individuals or corporate entities resident within the United States of America.

7. I am not purchasing the securities in an attempt to create or manipulate a U.S. market.

8. I am purchasing the securities as an investment and not with a view towards resale.

9. I will only resell the securities to other non-U.S. residents in accordance with Rule 905 of Regulation S, or to U.S. residents in accordance with the provisions of Rule 144 following the expiration of one year from the date of acquiring the securities.

10. I am permitted to purchase the securities under the laws of my home jurisdiction.

11. I understand that if I knowingly and willingly make false statements as to my eligibility to purchase or resell securities under Regulation S, I may become subject to civil and criminal proceedings being taken against me by the United States Securities and Exchange Commission.


                                              ----------------------------------
DATED: ____________, 20____                   Signature

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                                              Print Name

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